Prospectus Supplement

January 5, 2009

Morgan Stanley Institutional Fund Trust

Supplement dated January 5, 2009 to the Prospectus dated January 31, 2008 of:

U.S. Mid Cap Value Portfolio

The section of the Prospectus entitled "Fund Management—Portfolio Management—U.S. Mid Cap Value Portfolio" is hereby deleted and replaced with the following:

The Portfolio's assets are managed within the Equity Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Thomas R. Copper, a Managing Director of the Adviser, John Mazanec, an Executive Director of the Adviser, Thomas B. Bastian and Mary Jayne Maly, each a Managing Director of the Adviser and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.

Mr. Copper has been associated with the Adviser in an investment management capacity since 1986 and began managing the Portfolio in December 2005. Mr. Mazanec has been associated with the Adviser in an investment management capacity since June 2008 and began managing the Portfolio in June 2008. Prior to June 2008, Mr. Mazanec was a portfolio manager at Wasatch Advisers. Mr. Bastian has been associated with the Adviser in an investment management capacity since 2003 and began managing the Portfolio in September 2003. Ms. Maly has been associated with the Adviser in an investment management capacity since 1992 and began managing the Portfolio in July 2008. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and began managing the Portfolio in September 2003. Mr. Laskin has been associated with the Adviser in an investment management capacity since 2000 and began managing the Portfolio in January 2007. Mr. Marcheli has been associated with the Adviser in an investment management capacity since 2002 and began managing the Portfolio in September 2003.

Mr. Copper is the lead manager of the Portfolio and Mr. Mazanec is a co-portfolio manager of the Portfolio. Messrs. Bastian, Roeder, Laskin and Ms. Maly assist Messrs. Copper and Mazanec in the management of the Portfolio and Mr. Marcheli manages the cash position in the Portfolio, submits trades and aids in providing research. Mr. Copper is responsible for the execution of the overall strategy of the Portfolio.

Please retain this supplement for future reference.

MSIEQUSPT2

Statement of Additional Information Supplement

January 5, 2009

Morgan Stanley Institutional Fund Trust

Supplement dated January 5, 2009 to the Statement of Additional Information dated January 31, 2008:

With respect to the U.S. Mid Cap Value Portfolio the first and second paragraphs of the section of the Statement of Additional Information entitled "Management of the Fund—Investment Adviser—Portfolio Managers—Portfolio Manager Compensation Structure" are hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers. As of September 30, 2007: Thomas B. Bastian managed 19 registered investment companies with a total of approximately $39.2 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain "wrap fee" programs) with a total of approximately $681.4 million in assets. Thomas R. Copper managed four registered investment companies with a total of approximately $1.8 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts. James O. Roeder managed 19 registered investment companies with a total of approximately $39.2 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain "wrap fee" programs) with a total of approximately $681.4 million in assets. Mark J. Laskin managed 19 registered investment companies with a total of approximately $39.2 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain "wrap fee" programs) with a total of approximately $681.4 million in assets. Sergio Marcheli managed 19 registered investment companies with a total of approximately $39.2 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain "wrap fee" programs) with a total of approximately $681.4 million in assets. As of October 31, 2008, John Mazanec managed four registered investment companies with a total of approximately $1.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts. Mary Jayne Maly managed 13 registered investment companies with a total of approximately $22.7 billion in assets; no pooled investment vehicles other than registered investment companies; and 11 other accounts with a total of approximately $2.3 billion in assets.

Securities Ownership of Portfolio Managers. As of September 30, 2007, the dollar range of securities beneficially owned by each of Thomas B. Bastian, Thomas R. Copper, James O. Roeder, Mark J. Laskin and Sergio Marcheli in the Portfolio was $100,001-$500,000(1), $10,001-$50,000, $100,001-$500,000(1), $0 and $10,001-$50,000, respectively. As of October 31, 2008, John Mazanec and Mary Jayne Maly did not own any securities in the Portfolio.

(1)  This amount does not include investments made by the portfolio manager in one or more registered investment companies managed by the same portfolio management team pursuant to a similar investment strategy.

Please retain this supplement for future reference.